UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2014

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Medical International Technology, Inc.
(Exact name of Company as specified in its charter)
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Colorado	000-31469	84-1509950
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1872 Beaulac, Ville Saint-Laurent
Montreal, Quebec, Canada HR4 2E9
(Address of principal executive offices) (Zip Code)

(514) 339-9355
Company’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4. Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Company's Certifying Accountant.

(1)	Previous Independent Registered Public Accounting Firm

(i)

On August 29, 2014, PS STEPHENSON & CO., P.C.(“STEPHENSON”), the independent registered public accounting firm of Medical International Technology, Inc.(the “Company”) notified the Company that STEPHENSON declined to stand for re-election. STEPHENSON noted changes within their firm and their firm is no longer performing assurance services for issuer clients in their resignation letter to the Company.

(ii)

The report of STEPHENSON on the financial statements of the Company as of September 30, 2013 and 2012 and for the fiscal years then ended did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles other than an explanatory paragraph as to a going concern.

	(iii)	The Board of Directors of the Company accepted the declination of STEPHENSON.

(iv)

During the Company’s two most recent fiscal years ended September 30, 2013 and 2012 and the subsequent interim periods through the date of resignation, (a) there were no disagreements with STEPHENSON on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of STEPHENSON, would have caused it to make reference thereto in its reports on the financial statements for such years and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

(v)

On October 27, 2014, the Company provided STEPHENSON with a copy of this Current Report and has requested that it furnish the Company with a letter addressing to the United States Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(2)	New Independent Registered Public Accounting Firm

On October 27, 2014, the Company, upon the Board of Directors’ approval, engaged Li and Company, PC (“LICO”) as its new independent registered public accounting firm to audit and review the Company’s financial statements effective immediately. During the two most recent fiscal years ended September 30, 2013 and 2012, and any subsequent period through the date hereof prior to the engagement of LICO, neither the Company, nor someone on its behalf, has consulted LICO regarding:

(i)

either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the Company or oral advice was provided that the new independent registered public accounting firm concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

	(ii)	any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K or a reportable event as described in paragraph 304(a)(1)(v) of Regulation S-K.

Section 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired: None
(b)	Pro-Forma Financial Statements: None
(c)	Exhibits:

Exhibit No.	Description

16.1	Letter from STEPHENSON addressing to the U.S. Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Medical International Technology, Inc.

Date: October 30, 2014	By:	/s/ Menassa, Karim
Menassa, Karim, President, CEO, CFO, Interim Secretary,
Director.